SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant  to  Section  13 or 15  (d)  of   the  Securities  Exchange
     Act of 1934 Date of Report (Date of earliest event reported).



                              June 11, 1996




                    Plymouth Rubber Company, Inc.
     (Exact name of registrant as specified in its charter)



            Massachusetts             1-5197         04-1733970
     (State or other jurisdiction  (Commission      (IRS Employer
       of incorporation)       File Number,)   Identification No.)



        104 Revere Street, Canton, Massachusetts          02021
        (Address of principal executive offices)         (Zip Code)



     Registrant's Telephone Number, including area code:  (617) 828-0220




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     Item 5.  Other Event

     On June 11, 1996, the Registrant declared a 5% stock dividend on both Class A (voting) and Class B (non-voting) common stock. The dividend will be paid in Class B shares on August 19, 1996 to shareholders of record as of June 24, 1996. Cash will be paid in lieu of fractional shares using the closing price of Class B common stock on June 10, 1996.

     Item 7.   Financial Statements, Proforma Financial Information and
                    Exhibits



      (a)      Financial Statements of businesses acquired:

                    Not Applicable


      (b)      Proforma Financial Information:

                    Not Applicable


      (c)      Exhibits:

               Exhibits required as part of this report as listed in
                    the Index to Exhibits appearing on Page 5.

                      SIGNATURES




          Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 PLYMOUTH RUBBER COMPANY, INC.
                                        (Registrant)



     Date:      June 11, 1996         By          Duane E. Wheeler
                                                  Duane E. Wheeler
                                       Vice President-Finance and Treasurer

                             INDEX TO EXHIBITS


          Exhibit No.                     Description


           (1)           Not Applicable

           (2)           Not Applicable

           (4)           Not Applicable

           (16)          Not Applicable

           (17)          Not Applicable

           (20)          Press release announcing stock dividend
                            dated June 11, 1996

           (23)          Not Applicable

           (24)          Not Applicable

           (27)          Not Applicable

           (99)          Not Applicable